Supplement Dated January 12, 2016
To The Prospectus & Statement of Additional Information
Dated February 27, 2015, as Supplemented

Curian Series Trust

Proposed Liquidation and Termination of the Curian/PIMCO Total Return Fund

On January 6, 2016, the Board of Trustees (the "Board") of Curian Series Trust (the "Trust") approved the liquidation and termination of Curian/PIMCO Total Return Fund (the "Fund") pursuant to a Plan of Liquidation and Termination (the "Plan").

The Board approved the liquidation pursuant to the provisions of the Trust's Declaration of Trust after making a determination that the continuation of the Fund is not in the best interest of the Fund or in the best interest of the Fund's shareholders.

In connection with the liquidation, effective on January 12, 2016, the Fund will no longer accept new investments.

The Fund will cease operations (including making regular distributions to shareholders), except for the purposes of winding up its affairs and taking other actions related to the liquidation and termination, as of a date determined by the Trust's officers (the "Cessation Date"), consistent with the Plan.

In connection with the Plan, the Fund will seek to convert substantially all of its portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to liquidate its assets and distribute them to shareholders.

Pursuant to its discretionary investment authority over accounts in the managed account program ("Program") through which each shareholder invested in the Fund, Curian Capital, LLC, the investment adviser and sponsor for the Program, expects to invest liquidation proceeds received for each shareholder's account in other Program investment options in accordance with that account's recommended investment allocation.

Pursuant to the Plan, the Fund intends to declare and pay any dividends required to distribute its investment company taxable income, net capital gains, and net tax-exempt income realized in the taxable years ending at or prior to the final liquidation date. These dividends will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k). You should check with your investment professional and tax professional regarding the potential impact of the liquidation of the Fund to your individual financial plan and tax situation.

Investors Should Retain this Supplement with the Prospectus & Statement of Additional Information for Future Reference

This Supplement is dated January 12, 2016.